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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - APRIL 15, 1999
                        (Date of earliest event reported)


                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)


      PENNSYLVANIA                  0-19267                     23-2472830
(State of incorporation)    (Commission file number)          (IRS employer
                                                          identification number)



                   64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS
            02139 (Address of principal executive offices, zip code)

                            AREA CODE (617) 494-0171
                               (Telephone number)



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ITEM 5.       OTHER INFORMATION.

              As reported in the press release of Alkermes, Inc. (the "Company") published April 15, 1999, the Company announced that they have expanded their collaboration for Nutropin Depot, an injectable sustained release formulation of Genentech's human growth hormone based on Alkermes' ProLease(R) drug delivery system. The terms of the collaboration include the immediate purchase by Genentech of $35 million of newly issued redeemable convertible exchangeable preferred stock of Alkermes with a conversion price of at least $45 per share. The entire text of the Company's press release is incorporated by reference herein and a copy has been filed as an exhibit to this report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)     Exhibits

                      99       Press Release, dated April 15, 1999



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                                   SIGNATURES

              Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: April 21, 1999                        Alkermes, Inc.

                                             By: /s/ James M. Frates
                                                 -------------------------------
                                                 James M. Frates
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer



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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit No.                       Exhibit                        Numbered Page
-----------                       -------                        -------------

99                Press Release, dated April 15, 1999










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